Exhibit 99.1

JOINT NEWS RELEASE

INDEPENDENT BANK CORP. AND MERIDIAN BANCORP, INC. REPORT RECEIPT OF ALL REGULATORY APPROVALS AND ANTICIPATED CLOSING DATE
Rockland, Massachusetts and Peabody, Massachusetts, November 5, 2021. Independent Bank Corp. (NASDAQ Global Select Market: INDB) (“Independent”), parent of Rockland Trust Company, and Meridian Bancorp, Inc. (NASDAQ Global Select Market: EBSB) (“Meridian”), parent of East Boston Savings Bank, jointly reported the following in connection with Independent’s proposed acquisition of Meridian:

•All regulatory approvals relating to the transaction have now been received.

•The transaction is expected to be completed on November 12, 2021, subject to the satisfaction of the remaining customary closing conditions.

INDEPENDENT BANK CORP. / ROCKLAND TRUST CONTACTS

Investor:
Mark Ruggiero, Chief Financial Officer
Independent Bank Corp.
(781) 982-6281
Mark.Ruggiero@rocklandtrust.com

Media:
Emily McDonald, Project Manager, Marketing Strategy and Analysis
Rockland Trust Company
(781) 982-6650
Emily.McDonald@rocklandtrust.com

MERIDIAN BANCORP, INC. / EAST BOSTON SAVINGS BANK CONTACTS

Investor and Media Contact:
Richard J. Gavegnano, Chairman, President and Chief Executive Officer
Meridian Bancorp, Inc.
(978) 977-2211

About Independent Bank Corp. and Rockland Trust

Independent Bank Corp. (NASDAQ Global Select Market: INDB) is the holding company for Rockland Trust Company, a full-service commercial bank headquartered in Massachusetts. Rockland Trust was named to The Boston Globe's "Top Places to Work" 2020 list, an honor earned for the 12th consecutive year. In 2021, Rockland Trust was ranked the #1 Bank in Massachusetts according to Forbes World's Best Banks list for the second year in a row. Rockland Trust has a longstanding commitment to equity and inclusion. This commitment is underscored by initiatives such as Diversity and Inclusion leadership training, a colleague Allyship mentoring program, and numerous Employee Resource Groups focused on providing colleague support and education, reinforcing a culture of mutual respect and advancing professional development, and Rockland Trust's sponsorship of diverse community organizations through charitable giving and employee-based volunteerism. In addition, Rockland Trust is deeply committed to the communities it serves, as reflected in the overall "Outstanding" rating in its most recent Community Reinvestment Act performance evaluation. Rockland Trust offers a wide range of banking, investment, and insurance services. The Bank serves businesses and individuals through approximately 100 retail branches, commercial and residential lending centers, and investment management offices in eastern Massachusetts, including Greater Boston, the South Shore, Cape Cod and Islands, Worcester County, and Rhode Island. Rockland Trust also offers a full suite of mobile, online, and telephone banking services. Rockland Trust is an FDIC member and an Equal Housing Lender. To find out why Rockland Trust is the bank "Where Each Relationship Matters®," please visit RocklandTrust.com.

About Meridian Bancorp, Inc.

Meridian Bancorp, Inc. (NASDAQ Global Select Market: EBSB) is the holding company for East Boston Savings Bank. East Boston Savings Bank, a Massachusetts-chartered stock savings bank founded in 1848, operates 43 branches in the greater Boston metropolitan area, including 42 full-service locations and one mobile branch. East Boston Savings Bank offers a variety of deposit and loan products to individuals and businesses located in its primary market, which consists of Essex, Middlesex, Norfolk and Suffolk Counties, Massachusetts. For additional information, visit www.ebsb.com.

Caution Regarding Forward Looking Statements

This communication may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Independent and Meridian, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations, and financial condition of Independent and Meridian; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; increased competition in the markets of Independent and Meridian; success, impact, and timing of business strategies of Independent and Meridian; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; the failure to satisfy any of the conditions to the closing of transaction on a timely basis or at all or other delays in completing the transaction; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Independent or Meridian; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent and Meridian do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by Independent’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Independent and Meridian. Additional factors that could cause results to differ materially from those described above can be found in Independent’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Independent’s website, www.rocklandtrust.com, under the heading “SEC Filings” and in other documents Independent files with the SEC, and in Meridian’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Meridian’s website, www.ebsb.com, under the heading “SEC Filings” and in other documents Meridian files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Independent and Meridian assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Category: Merger Releases